SUPPLEMENT DATED AUGUST 29, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

SMALL-CAP EQUITY PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Small-Cap Equity Portfolio Class I and P Shares summary prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

References to Margaret McGee in the “Portfolio Manager and Primary Title with Sub-Adviser” table for Franklin Advisory Services, LLC in the Management subsection are deleted, and the table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Steven B. Raineri, Portfolio Manager	Since 2012
Donald G. Taylor, CPA, Chief Investment Officer and Portfolio Manager	Since 2010
Bruce C. Baughman, CPA, Senior Vice President and Portfolio Manager	Since 2010
William J. Lippman, President and Portfolio Manager	Since 2010